EXHIBIT 10 (by)


                             TERMINATION ADDENDUM

                                    to the

                     INTERESTS AND LIABILITIES AGREEMENT

                                      of

                          GE REINSURANCE CORPORATION
                             Long Grove, Illinois
           (hereinafter referred to as the "SUBSCRIBING REINSURER")

                             with respect to the

                               100% QUOTA SHARE
                            REINSURANCE AGREEMENT
                         Effective:  January 1, 1997

                                  issued to

                STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY
                              Fort Worth, Texas

 IT IS HEREBY AGREED that this Agreement and the SUBSCRIBING REINSURER'S 40.0% share in the interests and liabilities of the "Reinsurer" under the Reinsurance Agreement shall be terminated on June 30, 2000, in accordance with the run-off provisions of ARTICLE V - COMMENCEMENT AND TERMINATION.

 IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

 Fort Worth, Texas, this ____________ day of to_______________________, 20__.


                     ____________________________________________________
                     STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY

 Long Grove, Illinois, this ________ day of __________________________, 20__.


                     ____________________________________________________
                     GE REINSURANCE CORPORATION

 Dallas, Texas, this ________ day of _________________________________, 20__.


                     ____________________________________________________
                     VAUGHN GENERAL AGENCY, INC.

 Dallas, Texas, this ________ day of _________________________________, 20__.


                     ____________________________________________________
                     AMERICAN HALLMARK GENERAL AGENCY, INC.